SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 2, 2002

(Date of earliest event reported)

R&G FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	0-22137	66-0532217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Jesús T. Pinero Ave., Hato Rey, San Juan, Puerto Rico	00918

(Address of principal executive offices)	(Zip Code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

SIGNATURE
Ex. 99.3 PRESS RELEASE DATED JULY 2, 2002

Item 5. OTHER EVENTS

     R&G Financial Corporation (the “Company”) has filed a listing application (“Application”) with the New York Stock Exchange (“Exchange”) to list its Class B Common Stock on the Exchange. Attached hereto as Exhibit 99.3 is the press release issued by the Company announcing the filing of its Application.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.3 Press Release dated July 2, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R&G FINANCIAL CORPORATION

By: /s/ Víctor J. Galán Víctor J. Galán Chairman of the Board and Chief Executive Officer

Date: July 2, 2002.